EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
EARNINGS PER SHARE
Schedule of the Computation of Basic and Diluted Earnings Per Share

	December 31,
	2020	2019	2018

Net income attribute to the Company	$11,075,863	$11,089,170	$10,379,453

Weighted average ordinary shares outstanding - basic and diluted	19,791,110	19,791,110	19,791,110

Basic and diluted earnings per share	$0.56	$0.56	$0.52